STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 001	12 Months Ended
Dec. 31, 2025 USD ($)
Investment and other income:
Dividends and interest	$ 81,208,161
Interest income - participant loans	1,832,132
Net realized and unrealized appreciation in fair value of investments	751,932,765
Other income	871,047
Investment and other income	835,844,105
Contributions:
Participants’	132,107,716
Employer’s	37,847,922
Rollovers	16,604,696
Contributions	186,560,334
Total additions	1,022,404,439
Deductions from net assets attributed to:
Withdrawals and distributions	(262,519,081)
Administrative expenses	(751,057)
Total deductions	(263,270,138)
Net increase in net assets	759,134,301
Beginning of year	2,830,979,711
End of year	$ 3,590,114,012